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                                  EXHIBIT 23.2
              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

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              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Data I/O Corporation 1986 Stock Option Plan, of our report dated February 10, 1998, with respect to the consolidated financial statements and schedule of Data I/O Corporation included in its Annual Report (Form 10-K) for the year ended December 25, 1997, filed with the Securities and Exchange Commission.


                                                /s/  Ernst & Young LLP

Seattle, Washington
June 2, 1998